Exhibit 10.1

SETTLEMENT AGREEMENT

(China Premium Lifestyle Enterprise, Inc. v. Defendants)

This Settlement Agreement (“Settlement Agreement”) is effective on the date of execution by the last signatory hereto (the “Effective Date”) by and between CHINA PREMIUM LIFESTYLE ENTERPRISE, INC. (“China Premium” or the “Company”), on the first hand, and FRED DE LUCA (“De Luca”), FEDERICO CABO (“Cabo”), ROBERT PAUTSCH (“Pautsch”), CHARLES MISEROY (“Miseroy”), DELIA RODRIGUEZ (“Delia Rodriguez”), RICHARD CABO (“Richard Cabo”), GLOBAL PREMIUM BRANDS CO., INC., a California corporation (“California Global”), and GLOBAL PREMIUM BRANDS CO., INC., a Nevada corporation (“Nevada Global”) (collectively, De Luca, Cabo, Pautsch, Miseory, Delia Rodriguez, Richard Cabo, California Global and Nevada Global, are referred to herein as the “Cabo/De Luca Defendants”), on the second hand, and BERN NOBLE, LTD (“Bern Noble”), EDWARD W. WITHROW, III (“Ted Withrow”) and KYLE WITHROW (“Kyle Withrow”) (collectively, Bern Noble, Ted Withrow and Kyle Withrow are referred to herein as the “Withrow Defendants”), on the third hand (China Premium, the Cabo/De Luca Defendants and the Withrow Defendants are collectively referred to herein as the “Parties” and individually as a “Party”).

RECITALS

WHEREAS, on December 19, 2008, the Company filed an action, styled China Premium Lifestyle Enterprise, Inc. v. Happy Emerald Limited, et al., in the United States District Court, Central District of California, Case No. SACV08-1439 (the “Action”), asserting claims against the Cabo/De Luca Defendants, as well as Happy Emerald Ltd., a purported British Virgin Islands corporate entity (“HEL”).

WHEREAS, on May 5, 2009, the Company filed its Second Amended Complaint in the Action (the “SAC”).

WHEREAS, the Cabo/De Luca Defendants filed their First Amended Answer to the SAC on August 17, 2009.  Cabo, De Luca and Nevada Global asserted a First Amended Counterclaim (“Counterclaim”) against the Company, Ted Withrow, Nills Ollquist (“Ollquist”) and Orient Financial Services (“OFS”) (the “Counterclaim”).  Cabo, De Luca and Pautsch also asserted a First Amended Crossclaim (“Crossclaim”) against Bern Noble, Ted Withrow and Kyle Withrow.

WHEREAS, on December 17, 2008, Cabo, De Luca and Nevada Global filed a state court action, styled Federico G. Cabo, et al. v. China Premium Lifestyle Enterprise, Inc., et al., California Superior Court, Ventura County, Case No. 56-2008-00333382-CU-BC-VTA (the “State Court Action”) against multiple defendants, including the Company and the Withrow Defendants.  By agreement with the Company, the State Court Action was dismissed, without prejudice, and Cabo, De Luca and Nevada Global asserted similar claims in their Counterclaim and Crossclaim in the Action.  For the purposes of this Settlement Agreement, the claims asserted in the State Court Action are incorporated into and the Parties intend them to be included in the claims asserted in the Action.

WHEREAS, the Company filed its answer to the Counterlciam on November 9, 2009, denying the allegations contained therein as to the Company.  Ted Withrow and Kyle Withrow filed their answer to the Counterclaim and Crossclaim on September 9, 2009, denying the allegations contained therein as to them.  Bern Noble filed its answer to the Crossclaim on September 3, 2009, denying the allegations contained therein as to it.

WHEREAS, the Parties participated in a Mandatory Settlement Conference before the Honorable Patrick J. Walsh on December 2, 2009 (the “MSC”).

WHEREAS, the Parties desired to settle all claims which were asserted in the Action without incurring further costs of litigation, and without admission by the Parties as to any of the allegations set forth in the Action.  As such, at the conclusion of the MSC, the Parties reached a resolution in principal of the matters asserted in the Action.

NOW, THEREFORE, in consideration of the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each of the Parties, the Parties agree as follows:

TERMS

1.            Incorporation of Recitals

The Parties repeat and incorporate the foregoing recitals as if fully set forth herein.

2.            Return and Cancellation of the Cabo/De Luca Defendants’ Shares

The Cabo/De Luca Defendants, jointly and severally, shall return to counsel for the Company Certificate No. 8 for 247,798 shares of the Company’s Series A Convertible Preferred Stock in the name of Happy Emerald Limited and Certificate No. CPL 1020 for 4,569,619 shares of the Company’s common stock in the name of Global Premium Brands, Co., Inc. (collectively, the “Cabo/De Luca Shares”), within 2 business days of the Effective Date of this Settlement Agreement, for immediate cancellation, all free from encumbrances and third party rights whatsoever.  The Cabo/De Luca Defendants, jointly and severally, hereby relinquish all right, title, and interest in and to the Cabo/De Luca Shares and hereby acknowledge and agree that such shares are hereby cancelled.  Simultaneously with the execution of this Settlement Agreement, all necessary and appropriate members of the Cabo/De Luca Defendants shall execute the Irrevocable Letter of Instruction regarding the cancellation of the Cabo/De Luca Shares in the form attached hereto as Attachment 1.

3.            Return and Cancellation of the Bern Noble Shares

Bern Noble, and its principal, Ted Withrow, jointly and severally, shall return to counsel for the Company Certificate No. CPL 1021 in the name of Bern Noble for 880,631 shares of common stock of the Company (the “Bern Noble Shares”), within 2 business days of the Effective Date of this Settlement Agreement, for immediate cancellation, all free from encumbrances and third party rights whatsoever.  Bern Noble and Ted Withrow, jointly and severally, hereby relinquish all right, title, and interest in and to the Bern Noble Shares and hereby acknowledge and agree that such shares are hereby cancelled.  Simultaneously with the execution of this Settlement Agreement, Bern Noble and Ted Withrow shall execute the Irrevocable Letter of Instruction regarding the cancellation of the Bern Noble Shares in the form attached hereto as Attachment 2.

4.            Representations and Warranties by the Defendants

A.
Possession, Custody and Control of the Cabo/De Luca Shares.  The Cabo/Deluca Defendants, jointly and severally, represent and warrant that one or more them, and no other party, have physical possession of all certificates for the Cabo/De Luca Shares, and that no other party has any interest, right, or other claim (whether directly or indirectly) to the Cabo/De Luca Shares, or any portion or derivatives thereof.

B.
Possession, Custody and Control of the Bern Noble Shares.  Bern Noble and Ted Withrow, jointly and severally, represent and warrant that one or more them, and no other party, have physical possession of all certificates for the Bern Noble Shares, and that no other party has any interest, right, or other claim (whether directly or indirectly) to the Bern Noble Shares, or any portion or derivatives thereof.

5.            Resignation of Directorship by De Luca

Upon the execution of this Settlement Agreement, De Luca shall voluntarily resign as a Director of the Company and hereby agrees to waive any claimed past-due or current director fees or other compensation from the Company.  De Luca, concurrently with execution of this Settlement Agreement, will submit to the Company the Resignation and Waiver of Fees form attached hereto as Attachment 3.

6.            Dismissal of the Action with Prejudice

Upon the execution of this Settlement Agreement, China Premium shall cause the SAC to be dismissed with prejudice as to the Cabo/De Luca Defendants and the Withrow Defendants, and the Cabo/De Luca Defendants shall cause the Counterclaim to be dismissed with prejudice as to China Premium, each Party to bear its own costs.  Counsel for said Parties shall sign a Stipulation of Dismissal concurrently with the execution of this Settlement Agreement, and hereby authorize counsel for the Company to file such executed Stipulation of Dismissal with the Court upon receipt of same.

7.            Releases by The Cabo/De Luca Defendants

For valuable consideration as set forth herein, receipt of which is hereby acknowledged, and intending to be legally bound hereby, except for the obligations set forth in this Settlement Agreement, the Cabo/De Luca Defendants, for and on behalf of themselves and on behalf of their parents, subsidiaries, divisions, assigns, affiliated entities, managers, principals, directors, officers, shareholders, partners, members, fiduciaries, insurers, employees, attorneys and agents (the “Cabo/De Luca Releasing Parties”) hereby absolutely, irrevocably and unconditionally release and forever discharge China Premium, including its parents, subsidiaries, divisions, assigns, affiliated entities, managers, principals, directors, officers, shareholders, partners, members, fiduciaries, insurers, employees, attorneys and agents (the “China Premium Released Parties”), from any and all claims, causes of action and/or defenses (whether directly or indirectly) asserted in the Action (including the State Court Action).

8.            Releases by The Withrow Defendants

For valuable consideration as set forth herein, receipt of which is hereby acknowledged, and intending to be legally bound hereby, except for the obligations set forth in this Settlement Agreement, the Withrow Defendants, for and on behalf of themselves and on behalf of their parents, subsidiaries, divisions, assigns, affiliated entities, managers, principals, directors, officers, shareholders, partners, members, fiduciaries, insurers, employees, attorneys and agents (the “Withrow Releasing Parties”) hereby absolutely, irrevocably and unconditionally release and forever discharge the China Premium Released Parties from any and all claims, causes of action and/or defenses (whether directly or indirectly) asserted in the Action (including the State Court Action).

9.            Releases by China Premium

For valuable consideration as set forth herein, receipt of which is hereby acknowledged, and intending to be legally bound hereby, except for the obligations set forth in this Settlement Agreement, China Premium, for and on behalf of itself, and all of its parents, subsidiaries, divisions, assigns, affiliated entities, managers, principals, directors, officers, shareholders, partners, members, fiduciaries, insurers, employees, attorneys and agents (the “China Premium Releasing Parties”) hereby absolutely, irrevocably and unconditionally releases and forever discharges the Cabo/De Luca Defendants and the Withrow Defendants, including and their parents, subsidiaries, divisions, assigns, affiliated entities, managers, principals, directors, officers, shareholders, partners, members, fiduciaries, insurers, employees, attorneys and agents (the “Defendant Released Parties”), from any and all claims, causes of action and/or defenses (whether directly or indirectly) asserted in the Action (including the State Court Action).

10.          Waiver of Civil Code §  1542

The Parties understand that this Settlement Agreement includes their release of unknown claims.  The Parties acknowledge that they have been advised by legal counsel and are familiar with California Civil Code § 1542, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Having been fully informed of the provisions of California Civil Code § 1542, and any other applicable law of similar import or effect, the Parties nevertheless hereby waive any rights which they may otherwise have to dispute the scope of this Settlement Agreement, or the releases contained herein, on the ground of said code sections, laws or theories.

11.          Consideration/No Admission of Liability

The Parties hereto acknowledge the acceptance and sufficiency of the consideration provided in exchange for the releases and other covenants contained in this Settlement Agreement.  The resolution reached by the Parties as set forth in this Settlement Agreement is a compromise in settlement of a dispute and does not constitute an admission of liability by any Party.  No statements made or actions taken by a Party shall be considered as an admission of fault by a Party.

12.          Consultation with Counsel

The Parties acknowledge that each of them has had the opportunity to consult with legal counsel of their own selection about this Settlement Agreement.  The Parties each understand how this Settlement Agreement will affect their legal rights and voluntarily enter into this Settlement Agreement with such knowledge and understanding.

13.          No Oral Representations

Each Party acknowledges that he has not relied upon any oral representation in entering into this Settlement Agreement and that all agreements between the Parties with respect to the subject matter hereof are set forth in writing.  This Settlement Agreement may not be changed or modified, except by a writing signed by the Parties hereto.

14.          Construction

The preparation of this Settlement Agreement has been a joint effort of the Parties hereto and this Settlement Agreement and any term or provision thereof shall not be construed more severely against any Party as the drafter of this Settlement Agreement, notwithstanding any presumption of law to the contrary.  Any rule of law or decision that would require interpretation of any claimed ambiguities in this Settlement Agreement against the Party that drafted it has no application and is expressly waived.

15.          Governing Law

This Settlement Agreement will be governed by and construed under the laws of the State of California without regard to conflicts of laws principles.  The Parties hereby consent to and waive all objections to the non-exclusive personal jurisdiction of, and venue in, the Court in which the Action was pending on the date of this Settlement Agreement, for the purposes of all cases and controversies involving this Settlement Agreement and its enforcement.

16.          Stipulation Regarding Settlement

This Settlement Agreement constitutes a stipulation in writing as defined in California Code of Civil Procedure § 664.6 which provides:

IF PARTIES TO PENDING LITIGATION STIPULATE, IN WRITING OR ORALLY BEFORE THE COURT, FOR SETTLEMENT OF THE CASE, OR PART THEREOF, THE COURT, UPON MOTION, MAY ENTER JUDGMENT PURSUANT TO THE TERMS OF THE SETTLEMENT.

The Parties hereby agree and stipulate that the Court before which the Action was pending shall retain jurisdiction to enforce the terms of this Settlement Agreement.

17.          Legal Fees

The Parties shall bear their own legal fees and costs relating to the Action or the preparation of this Settlement Agreement and related documents.  In the event of any litigation arising out of this Settlement Agreement, the prevailing party shall recover from the other party the prevailing party’s reasonable attorneys’ fees, paralegals’ fees, expert witness fees, and other fees, costs, and expenses incurred in connection with such litigation through and including exhaustion of any appeals taken by any party.

18.          General Representations and Warranties

The Parties hereby represent and warrant (a) that they own all rights, titles and interests to claims released herein; and (b) that they have not assigned or agreed to assign any such right, title, interest, claim, or cause of action, in whole or part, to any other party, and (c) that they have not assigned, agreed to assign, or purported to have assigned or agreed to assign any rights, titles, or interests in any claim or cause of action that would be part of the claims released in this Settlement Agreement, and (d) that they now have full power and authority to compromise, settle, extinguish, and release all such rights, titles, interests, claims, demands, actions, and causes of actions released in this Settlement Agreement.  The individuals signing herein acknowledge that they have the authority to sign on behalf of the respective Parties to the Settlement Agreement.

19.          Counterparts

This Settlement Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together constitute one and the same document.  Facsimiles and emails will carry the same weight and authority as original signatures.

IN WITNESS WHEREOF, the below parties have caused this Settlement Agreement to be executed as of the day and year as set forth below:

CHINA PREMIUM LIFESTYLE ENTERPRISE, INC.

/s/Herbert Adamczyk
By:	Herbert Adamczyk
Title:	Director and Chief Operating Officer
Date:	February 26, 2010

FRED DE LUCA

/s/Fred De Luca

Date:	February 17, 2010

FEDERICO CABO

/s/Federico Cabo

Date:	February 16, 2010

ROBERT PAUTSCH

/s/Robert Pautsch

Date:	February 17, 2010

CHARLES MISEROY

/s/Charles Miseroy

Date:	February 17, 2010

DELIA RODRIGUEZ

/s/Delia Rodriguez

Date:	February 16, 2010

RICHARD CABO

/s/Richard Cabo

Date:	February 16, 2010

GLOBAL PREMIUM BRANDS CO., INC., a California corporation

/s/Delia Rodriguez
By:	Delia Rodriguez
Title:	President
Date:	February 16, 2010

GLOBAL PREMIUM BRANDS CO., INC., a Nevada corporation

/s/Delia Rodriguez
By:	Delia Rodriguez
Title:	President
Date:	February 16, 2010

BERN NOBLE, LTD

/s/Edward W. Withrow III
By:	Edward W. Withrow III
Title:	President
Date:	February 26, 2010

EDWARD W. WITHROW, III

/s/Edward W. Withrow III

Date:	February 26, 2010

KYLE WITHROW

/s/Kyle Withrow

Date:	February 26, 2010

Exhibit 10.1

Attachment 1

IRREVOCABLE LETTER OF INSTRUCTION

FOR VALUE RECEIVED, the undersigned hereby agree to cancel Two Hundred and Forty Seven Thousand Seven Hundred and Ninety Eight (247,798) shares of Series A Convertible Preferred Stock of CHINA PREMIUM LIFESTYLE ENTERPRISE, INC., a Nevada corporation (the “Company”), standing in the name of HAPPY EMERALD LIMITED on the books of the Company, represented by certificate number 8 herewith, and Four Million Five Hundred and Sixty Nine Thousand Six Hundred and Nineteen (4,569,619) shares of the Company’s common stock standing in the name of GLOBAL PREMIUM BRANDS CO., INC. on the books of the Company, represented by certificate number CPL 1020 herewith, and hereby irrevocably and unconditionally constitute and appoint the Company or its transfer agent as their attorney to cancel said stock on the books of the Company with full power of substitution in the premises.

FRED DE LUCA

/s/Fred De Luca

Date:	February 17, 2010

FEDERICO CABO

/s/Federico Cabo

Date:	February 16, 2010

ROBERT PAUTSCH

/s/Robert Pautsch

Date:	February 17, 2010

CHARLES MISEROY

/s/Charles Miseroy

Date:	February 17, 2010

DELIA RODRIGUEZ

/s/Delia Rodriguez

Date:	February 16, 2010

RICHARD CABO

/s/Richard Cabo

Date:	February 16, 2010

GLOBAL PREMIUM BRANDS CO., INC.,
a California corporation

/s/Delia Rodriguez
By:	Delia Rodriguez
Title:	President
Date:	February 16, 2010

GLOBAL PREMIUM BRANDS CO., INC.,
a Nevada corporation

/s/Delia Rodriguez
By:	Delia Rodriguez
Title:	President
Date:	February 16, 2010

Exhibit 10.1

Attachment 2

IRREVOCABLE LETTER OF INSTRUCTION

FOR VALUE RECEIVED, the undersigned hereby agrees to cancel Eight Hundred and Eighty Thousand Six Hundred and Thirty One (880,631) shares of common stock of CHINA PREMIUM LIFESTYLE ENTERPRISE, INC., a Nevada corporation (the “Company”), standing in the name of BERN NOBLE, LTD. on the books of the Company, represented by certificate number CPL 1021 herewith, and hereby irrevocably and unconditionally constitutes and appoints the Company or its transfer agent as its attorney to cancel said stock on the books of the Company with full power of substitution in the premises.

Dated: February 26, 2010	BERN NOBLE, LTD, a Nevada corporation

	By:	/s/Edward W. Withrow III
Print Name: Edward W. Withrow III
Title: President

Exhibit 10.1

Attachment 3

China Premium Lifestyle Enterprise, Inc.
10/F, Wo Kee Hong Building
585-609 Castle Peak Road
Kwai Chung, N.T. Hong Kong

Re:          Resignation

To Whom It May Concern:

I hereby resign from my position as a director of China Premium Lifestyle Enterprise, Inc., a Nevada corporation (the “Company”), effective immediately.  I acknowledge and agree that I am not owed any compensation, fees, payments, reimbursement for expenses or any other amount, in any form whatsoever, including, without limitation, cash or Company securities, (i) for any services provided by me for the Company, including all services provided in my capacity as a director or in any other capacity, or (ii) pursuant to any written or oral agreements or understandings between myself and the Company, all of which are hereby terminated.

Sincerely,

/s/Fred De Luca	Date: February 17, 2010
Fred De Luca